© Copyright 2007 – GSI Commerce GSI Commerce First Quarter 2007 Exhibit 99.1

Safe Harbor Statement
All statements made in this presentation, other than statements of historical fact, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “should,” “guidance,”
“potential,” “continue,” “project,” “forecast,” “confident,” “prospects,” “schedule” and similar expressions typically are used to identify forward-looking statements.  Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict.
Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-
looking statements.  Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which
GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment, extension or termination of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information, and product and service offerings, the ability of GSI Commerce to execute operationally and attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, the performance of any acquired businesses and the impact of SFAS 123(R).  More information about potential factors that could affect GSI
Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI
Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

Non-GAAP Financial Measures
This presentation contains or may mention the non-GAAP measures merchandise sales, adjusted EBITDA, non-GAAP net income, free cash flow and certain ratios that use those measures.
Merchandise sales – Merchandise sales represent the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not the company is the seller of the merchandise or records the full amount of such sales on its financial statements.  GSI uses merchandise sales as a metric for operating its business.  Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and organizational costs such as business management are related to the amount of sales made through GSI’s platform, whether or not GSI records the revenue from such sales.  GSI believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to GAAP net revenue as well as the non-GAAP financial measure merchandise sales and the percentages that such expenses bear to net revenues and merchandise sales.
Adjusted EBITDA – GSI defines adjusted EBITDA as income from operations excluding stock-based compensation and depreciation and amortization expenses.  Although we previously defined adjusted EBITDA by reference to net income, there is no material difference in the resulting adjusted EBITDA calculation.  We consider adjusted EBITDA to be a useful metric for management and investors because it excludes certain non-cash items.  We believe that given the recent adoption of SFAS 123R, it is difficult for investors to evaluate our income from operations relative to prior periods because our income from operations prior to fiscal 2006 calculated our stock-based compensation expense in a manner differently than required under SFAS 123R.
Non-GAAP Net Income – GSI defines non-GAAP net income as net income excluding stock-based compensation expense, amortization of acquisition-related intangibles, cumulative effect of change in accounting principle related to the adoption of SFAS 123R and income tax benefits related to the release of the company’s valuation allowances.
Free Cash Flow – GSI defines free cash flow as net cash provided by operating activities minus capital expenditures, including capitalized software development.  We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the acquisition of property and equipment, including information technology infrastructure, can be used for strategic opportunities, including investing in the business, making strategic acquisitions and strengthening the balance sheet.
These financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in this presentation have been reconciled to the nearest GAAP measures as required under Securities and Exchange
Commission rules and can be found in the appendices of this presentation.

Technology
Logistics
Customer Care
Interactive Design
Partnerships & Alliances
Interactive Marketing
1:1 Marketing
Content Developing & Imaging

gsi commerce

Leading Platform for Outsourced e-Commerce
Approximately 60 major retailers &
brands, 11 merchandise categories
*
and an international offering
End-to-end e-commerce
platform
Technology
Logistics and customer care
Marketing services
Delivers customized solutions
to partners through platform
Marketing Services
Marketing Services
* Target retail categories include apparel, accessories & footwear, appliances & tools, baby products, consumer electronics, cosmetics &
fragrances, home furnishings, jewelry, music & videos, personal care, sporting goods & apparel, toys & video games as reported in the
“US e-Commerce: Five-Year Forecast and Data Overview” published by Forrester Research, Inc., Oct. 2006.

Large Addressable Domestic Market
2007 U.S. Online General 2007 U.S. Online General
Merchandise Market * Merchandise Market *
$124.5 billion $124.5 billion
* GSI Commerce excludes automobiles and parts, food, beverage, grocery, travel, and event and movie tickets, when discussing the U.S.
online general merchandise market. Source: “US e-Commerce: Five-Year Forecast and Data Overview,” Forrester Research, Inc., Oct. 2006.
$ in billions $ in billions
Baby Products Baby Products
Apparel, Accessories & Footwear Apparel, Accessories & Footwear
Consumer Consumer
Electronics Electronics
Music & Music &
Video Video
Personal Personal
Care Care
Jewelry Jewelry
Cosmetics & Cosmetics &
Fragrances Fragrances
Toys & Video Games Toys & Video Games
Appliances & Tools Appliances & Tools
Home Home
Furnishings Furnishings
Sporting Goods & Apparel Sporting Goods & Apparel
$16.4
$16.4
$7.0
$7.0
$1.9
$1.9
$11.9
$11.9
$12.5
$12.5
$1.0
$1.0
$4.8
$4.8
$9.9
$9.9
$1.6
$1.6
$7.0
$7.0
$6.8
$6.8
2007 Estimated
Target Categories
Worth $80.8 billion
2007 Estimated
Target Categories
Worth $80.8 billion

15.3 % CAGR for online sales
18.7%
17.3%
15.1%
13.2%
11.1%

gsi commerce

The U.S. Online General Merchandise Market * The U.S. Online General Merchandise Market *
The U.S. Online General Merchandise Market *
$ in billions
$ in billions $ in billions
Strong Growth Projected for e-Commerce
* GSI Commerce excludes automobiles and parts, food, beverage, grocery, travel, and event and movie tickets, when discussing the U.S.
online general merchandise market. Source: “US e-Commerce: Five-Year Forecast and Data Overview,”Forrester Research, Inc., Oct. 2006.
$50
$100
$150
$200
$250
2011E
$211.3
$211.3
2010E
$190.2
$190.2
2009E
$168
$168
2008E
$146
$146
2007E
$124.5
$124.5
2006E
$104.9
$104.9

Compelling Reason for Prospects to Outsource
Online business
is too large to
ignore, but not large
enough to justify the
investment required
to achieve in-house
competency for multi-
channel e-commerce.
Total estimated sales of retail categories* targeted by GSI Commerce
Estimated online sales of retail categories targeted by GSI Commerce expressed as a % of total sales of the same categories
$ billions $ billions
2007E 2008E 2009E 2010E 2011E
$1,004.2 $1,004.2
* Target retail categories include apparel, accessories & footwear, appliances & tools, baby products, consumer electronics, cosmetics &
fragrances, home furnishings, jewelry, music & videos, personal care, sporting goods & apparel, toys & video games. For GSI Commerce partners, online sales generally average 3% to 4% of total sales. Source: “US e-Commerce: Five-Year Forecast and Data Overview,”
Forrester Research, Inc., Oct. 2006.
800
850
900
950
1,000
1,050
9.3% 9.3% 10.7% 10.7% 12.0% 12.0% 13.2% 13.2% 14.4% 14.4%
$967.8 $967.8
$933.2 $933.2
$900.3 $900.3
$868.9 $868.9

GSI Offers a Strong Value Proposition
A Complete Solution
Increased efficiency – one vendor
Improved integration – built to work together
360° understanding of business
GSI Commerce is Invisible to Consumers
Uncompromised
Not in conflict with partner’s business
Scale & Operating Leverage with Enterprise Focus
Platform expertise
Premium quality components
Focus on Growth and Innovation
International platform
Marketing services
New/enhanced functionality (e.g., parametric search /
alternative payments / express shop & mini cart )
Win/Win Economics
Financial predictability and aligned interests through
long-term contracts

Levi's
BCBGMAXAZRIA
BURBERRY
POLO.COM RALPH LAUREN
liz claiborne
DOCKERS SAN FRANCISCO
AÉROPOSTALE
kate spade NEW YORK
FILSON Since 1897
WILSONS LEATHER

palm
RadioShack. You've got questions. We've got answers.
Tweeter

ACE The helpful place.
LINENS-N-THINGS
iRobot

DICK'S SPORTING GOODS
SPORTS AUTHORITY
NFL
NHL
Timberland
MLB.com
NASCAR
reebok
adidas

ESTEE LAUDER COMPANIES
Bath & Body Works
Elizabeth Arden
GNC Live Well.

SHOP PBS
Nick.com
HBO

ZALES Be Brilliant.
BAILEY BANKS & BIDDLE

TOYS "R" US
BABIES "R" US
babycenter

gsi commerce

Platform Enables E-Commerce for Top Brands
1. Apparel, Accessories & 1. Apparel, Accessories &
Footwear Footwear
2. Consumer Electronics 2. Consumer Electronics
6. Cosmetics & Fragrances 6. Cosmetics & Fragrances
7. Personal Care 7. Personal Care
5. Sporting Goods & 5. Sporting Goods &
Apparel Apparel
8. Music & Video 8. Music & Video
3. Home Furnishings 3. Home Furnishings
4. Appliances & Tools 4. Appliances & Tools
9. Jewelry 9. Jewelry
10. Toys & Video Games 10. Toys & Video Games
11. Baby Products 11. Baby Products

Growth Strategy
Compounding
effect of
long-term
agreements
Yr. 5
Yr. 4
Yr. 3
Yr. 2
Yr. 1
Add new partners
Grow transaction revenues from each partner
Develop incremental revenue streams
from each partner
Marketing & design services
International
Multichannel capabilities
Site enhancements

Competition
Web Platform
IBM, ATG, Microsoft, Amazon Services
Customer/Web Analytics /CRM
Siebel, WebSideStory, Coremetrics
Order Processing /Warehouse Mgmt.
/Merchandising Systems
SAP, Yantra, Manhattan Assoc.
Fulfillment and Logistics
DHL/Exel, UPS, Accretive Commerce
Design
aQuantive/Razorfish, AKQA,
Blast Radius, Digitas
E-mail Management
Experian/CheetahMail,
DoubleClick/Performics,
Epsilon Interactive
Online Marketing
aQuantive, Digitas,
Grey Interactive, LinkShare
Strategic Consulting
McKinsey & Co., Boston
Consulting Group, Accenture
System Integrator
Accenture, IBM, BearingPoint,
EDS, Sapient
Call Center
West, Convergys

Growing Faster than the Industry
GSI Commerce Merchandise Sales **
E-Commerce Sales
Total Retail Sales
Percent Growth Y/Y * Percent Growth Y/Y *
* E-commerce Sales and Total Retail Sales Source: Census Bureau, U.S. Department of Commerce. ** For a reconciliation of non-GAAP financial measures, see Appendices A thru B-1 and/or see our results for fiscal years 2002 - 2006 at www.gsicommerce.com/news.
2005
20%
40%
60%
80%
100%
2002
81.3%
31.0%
2.3%
2003
58.2%
24.7%
4.2%
2004
68.0%
24.3%
7.1%
44.0%
24.6%
7.7%
2006
74.0%
23.5%
5.8%

Category & Geographic Expansion Partner Growth
10 10
20 20
1999
4
4
1
1
2000
3
3
7
7
1
1
30 30
2001
6
6
13
13
1
1
2002
10
10
23
23
4
4
2003
8
8
31
31
6
6
2004
8
8
39
39
7
7
2005
10
10
49
49
9
9
2006
60
60
6
6
5
5
11
11
GSI Commerce participates in 11 retail categories as defined by Forrester Research: apparel, accessories & footwear, appliances & tools, baby products, consumer electronics, cosmetics & fragrances, home furnishings, jewelry, music & videos, personal care, sporting goods &
apparel, toys & video games.
Total domestic partners
Current partners that launched or will launch
with GSI Commerce during that year
40 40
50 50
60 60
International partners
Number of Categories

[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]

gsi commerce

Net Revenues – Trailing Four Quarters
Net Revenue
$ in millions
4Q
99
1Q
00
2Q
00
3Q
00
4Q
00
1Q
01
2Q
01
3Q
01
4Q
01
1Q
02
2Q
02
3Q
02
4Q
02
1Q
03
2Q
03
3Q
03
4Q
03
1Q
04
2Q
04
3Q
04
4Q
04
1Q
05
2Q
05
3Q
05
4Q
05
1Q
06
2Q
06
$100
$100
$600
$200
$300
$400
$500
3Q
06
4Q
06
$700

Business Models Provide Balanced Gross Profit
Contribution
Owned Owned
Inventory Inventory
Non-Owned
Inventory
100% 100%
2006 2006
Merchandise Sales Merchandise Sales
0% 0%
$1,187.8 $1,187.8
61%
$726.6
61%
$726.6
2006 2006
Gross Profit Gross Profit
$278.3 $278.3
53%
$148.4
53%
$148.4
47%
$129.9
47%
$129.9
2006 2006
Net Revenue Net Revenue
$609.6 $609.6
76%
$461.2
76%
$461.2
$ in millions $ in millions
24%
$148.4
24%
$148.4
39%
$461.2
39%
$461.2
For a reconciliation of non-GAAP financial measures, see Appendices A thru B-1 and/or see our results for fiscal years
2001 - 2006  at www.gsicommerce.com/news/news.jsp.

2006 Expense Breakdown
- - Fulfillment Fulfillment
- - Credit card proc. Credit card proc.
- - Customer care Customer care
- - Revenue share Revenue share
- - Business mgmt. Business mgmt.
- - Marketing services Marketing services
- - Technology Technology
- - HR HR
- - Legal Legal
- - Finance Finance
- - Business development Business development
For a reconciliation of non-GAAP financial measures, see Appendices A thru B-1 and/or see our results for fiscal years
2001 - 2006 at www.gsicommerce.com/news/news.jsp. Expense lines and adjusted EBITDA exclude stock-based compensation.
Gross Gross
Profit Profit
Adjusted Adjusted
EBITDA EBITDA
$38.5 M
$38.5 M
Product Product
Development Development
$44.4 M
$44.4 M
General General
& Admin. & Admin.
$33.1 M
$33.1 M
$278.3 M
$278.3 M
Sales & Sales &
Marketing Marketing
$162.3 M
$162.3 M

Multiple Drivers of Margin Expansion
Gross Margin Gross Margin
Sales & Marketing Sales & Marketing
Product Development Product Development
General & Admin. General & Admin.
Gross Profit Gross Profit 35.2% 35.2% 45.7% 45.7%
Sales & Marketing Sales & Marketing 31.6% 31.6% 26.6% 26.6%
Product Develop. Product Develop. 8.4% 8.4% 7.3% 7.3%
G&A G&A 9.9% 9.9% 5.4% 5.4%
2001 2006
As a % of As a % of
net revenues net revenues
+2,110 basis points +2,110 basis points
1,050 bp
1,050 bp
500 bp
500 bp
110 bp
110 bp
450 bp
450 bp

Cash *
Cash *
$156.7
$156.7
$184.5
$184.5
Inventory
Inventory
$34.6
$34.6
$46.8
$46.8
Net Fixed Assets
Net Fixed Assets
$87.9
$87.9
$106.2
$106.2
Total Assets
Total Assets
$332.6
$332.6
$463.6
$463.6
Debt
Debt
$71.2
$71.2
$70.9
$70.9
A/P & Accrued
A/P & Accrued
$101.7
$101.7
$149.3
$149.3
Total Liabilities
Total Liabilities
$179.5
$179.5
$235.9
$235.9
Equity
Equity
$153.2
$153.2
$227.7
$227.7
* Cash and cash equivalents and marketable securities.
Strong Balance Sheet
($ millions) ($ millions)
Dec. 31, 2005 Dec. 30, 2006

Appendix A
December 31, December 30, December 31, December 30,
2005 2006 2005 2006
Reconciliation of GAAP Income from operations to Adjusted EBITDA:
GAAP Income from operations 12,287 $               23,462 $               2,878 $                 9,647 $
Stock-based compensation 1,231 1,692 3,805 7,578
Depreciation and amortization 4,203 6,385 14,635 21,297
Adjusted EBITDA 17,721 $               31,539 $               21,318 $               38,522 $
(1)
Adjusted EBITDA no longer includes other income (expense) as a reconciling item between Adjusted EBITDA and GAAP results.
Twelve Months Ended Three Months Ended
GSI COMMERCE, INC. AND SUBSIDIARIES
ADJUSTED EBITDA
(1)
AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)

January 3, January 1,
2004 2005
Merchandise sales
(1)
- (a non-GAAP financial measure):
Category:
Sporting goods 128,489 $            200,394 $
Other
(2)
153,537 274,586
Total merchandise sales
(1)
- (a non-GAAP
financial measure) 282,026 $            474,980 $
Net revenues - (GAAP basis):
Net revenues from product sales:
Category:
Sporting goods 128,360 $            164,530 $
Other
(2)
88,150 110,458
Total net revenues from product sales 216,510 274,988
Service fee revenues 25,409 60,116
Total net revenues - (GAAP basis) 241,919 $            335,104 $
GSI COMMERCE, INC. AND SUBSIDIARIES
MERCHANDISE SALES
(1)
AND RECONCILIATION TO GAAP RESULTS
(Dollars in thousands)
(Unaudited)
Appendix B
December 28,
2002
96,669 $
81,631
178,300 $
96,669 $
58,150
154,819
17,819
172,638 $
Fiscal Year 2004 Fiscal Year 2003 Fiscal Year 2002
Year Ended
December 31,
2005
261,568 $
420,429
681,997 $
212,932 $
142,442
355,374
85,018
440,392 $
Fiscal Year 2005
385,950 $
801,849
1,187,799 $
314,696 $
146,487
461,183
148,370
609,553 $
December 30,
2006
Fiscal Year 2006

Appendix B . . . continued
January 3, January 1,
2004 2005
Year Ended
GSI COMMERCE, INC. AND SUBSIDIARIES
MERCHANDISE SALES
(1)
AND RECONCILIATION TO GAAP RESULTS
(Dollars in thousands)
(Unaudited)
Reconciliation of merchandise sales
(1)
to net revenues:
Merchandise sales
(1)
- (a non-GAAP financial measure):
Category:
Sporting goods 128,489 $            200,394 $
Other
(2)
153,537 274,586
Total merchandise sales
(1)
- (a non-GAAP
financial measure) 282,026 474,980
Less:
Sales by partners
(3)
:
Category:
Sporting goods (129) (35,864)
Other (65,387) (164,128)
Total sales by partners
(3)
(65,516) (199,992)
Add:
Service fee revenues 25,409 60,116
Net revenues - (GAAP basis) 241,919 $            335,104 $
(1)  Merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.
(2)   The "Other" categories of both merchandise sales and net revenues from product sales include $1,034 and $10 for the year ended January 3, 2004 and January 1, 2005, respectively, related to Ashford.com.
(3)   Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.
December 28,
2002
96,669 $
81,631
178,300
--
(23,481)
(23,481)
17,819
172,638 $
Fiscal Year 2004 Fiscal Year 2003 Fiscal Year 2002
December 31,
2005
Fiscal Year 2005
261,568 $
420,429
681,997
(48,636)
(277,987)
(326,623)
85,018
440,392 $
385,950 $
801,849
1,187,799
(71,254)
(655,362)
(726,616)
148,370
609,553 $
December 30,
2006
Fiscal Year 2006